UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.

UNIVERSAL COMPRESSION, INC.

(Exact name of registrants as specified in their charters)

Delaware	001-15843	13-3989167
Texas	333-48279	74-1282680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4444 Brittmoore Road Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:  (713) 335-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                         Results of Operations and Financial Condition.

On February 28, 2007, Universal Compression Holdings, Inc. (“Holdings”) issued a press release announcing earnings for the quarter and twelve months ended December 31, 2006.  A copy of the press release is furnished as Exhibit 99.1 hereto, and the information relating to Holdings contained in Exhibit 99.1 is incorporated herein by reference.  Information relating to the financial results of Holdings’ subsidiary, Universal Compression Partners, L.P., is not herein incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                         Financial Statements and Exhibits.

(d)                                      Exhibits

Exhibit No.	Exhibit

99.1	Press release of Universal Compression Holdings, Inc. dated February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS,
INC. UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: February 28, 2007

	By:	/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Senior Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release of Universal Compression Holdings, Inc. dated February 28, 2007.